UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

INPHONIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51023	52-2199384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Wisconsin Avenue, Suite 600, Washington, DC 20007

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (202) 333-0001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2006, InPhonic, Inc. (the “Company”) granted restricted stock awards for shares of the Company’s common stock to each of the following executive officers:

Name of Officer	Position	No. of Restricted Shares
David Steinberg	Chairman and CEO	500,000

Lawrence Winkler	Chief Financial Officer and Treasurer	100,000

Andrew Zeinfeld	President of E-Commerce	50,000

Brian Curran	Chief Operating Officer	50,000

Each restricted stock award will vest and become exercisable to the extent of twenty-five percent (25%) of the shares subject to the award on December 28, 2007 and the remainder will vest ratably every ninety (90) days over the remaining three (3) year period, subject to the recipient’s continued employment with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHONIC, INC.

/s/ David A. Steinberg
Name:	David A. Steinberg
Title:	Chairman of the Board and Chief Executive Officer

Date: December 29, 2006